Long-term investment	12 Months Ended
Dec. 31, 2018
Long-term investment
Long-term investment

6            Long-term investment

The Company’s long-term investment consists of equity investment at fair value without readily determinable fair value purchased in 2018. Equity security without a readily determinable fair value and over which the Company has neither significant influence nor control through investments in common stock or in-substance common stock. The carrying value of the equity security without readily determinable fair values was US$503 as of December 31, 2018. There was no fair value change related to the investment for the year ended December 31, 2018. The investment is not considered material to the Company’s financial position.

As of December 31, 2017 and 2018, the Company made investment in equity investment without a readily determinable fair value with an amount of US$nil and US$503, respectively.